Exhibit 99.2

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three months		For the six months
	ended June 30,		ended June 30,
	2015	2014	2015	2014
	(unaudited; in millions, except per unit amounts)
Operating revenues:
Operating revenue	$751.6	$1,329.9	$1,603.3	$2,919.6
Operating revenue - affiliate	28.5	66.9	50.3	124.1
	780.1	1,396.8	1,653.6	3,043.7
Operating expenses:
Cost of natural gas and natural gas liquids	647.5	1,221.4	1,408.7	2,679.9
Cost of natural gas and natural gas liquids - affiliate	23.1	38.4	41.0	68.6
Operating and maintenance	44.7	56.6	82.9	111.2
Operating and maintenance - affiliate	24.8	27.6	50.0	54.7
General and administrative	1.1	1.6	3.0	3.5
General and administrative - affiliate	17.8	20.0	36.9	45.3
Goodwill impairment	226.5	-	226.5	-
Asset impairment	12.3	-	12.3	-
Depreciation and amortization	40.8	36.8	79.1	73.8
	1,038.6	1,402.4	1,940.4	3,037.0
Operating income (loss)	(258.5)	(5.6)	(286.8)	6.7

Interest expense, net	7.2	2.8	13.9	6.1
Equity in earnings of joint ventures	5.9	2.3	11.6	1.0
Other income	0.2	0.1	0.2	0.1
Income (loss) before income tax expense (benefit)	(259.6)	(6.0)	(288.9)	1.7
Income tax expense (benefit)	(3.1)	0.8	(2.3)	1.8
Net loss	(256.5)	(6.8)	(286.6)	(0.1)
Less: Net income (loss) attributable to noncontrolling interest	(120.0)	(2.2)	(130.1)	4.1
Net loss attributable to general and limited partner ownership
interest in Midcoast Energy Partners, L.P.	$(136.5)	$(4.6)	$(156.5)	$(4.2)
Net loss attributable to limited partner ownership interest	$(133.7)	$(4.5)	$(153.3)	$(4.1)
Net loss per limited partner unit (basic and diluted)	$(2.96)	$(0.09)	$(3.39)	$(0.09)
Weighted average limited partner units outstanding	45.2	45.2	45.2	45.2

1

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the six months
	ended June 30,
	2015	2014
	(unaudited; in millions)
Cash provided by operating activities:
Net loss	$(286.6)	$(0.1)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	79.1	73.8
Goodwill impairment	226.5	-
Derivative fair value net losses	59.6	6.2
Inventory market price adjustments	5.3	3.3
Asset impairment	12.3	-
Distributions from investment in joint ventures	11.6	1.0
Equity earnings from investment in joint ventures	(11.6)	(1.0)
Deferred income taxes	(3.0)	0.9
Other	1.2	2.1
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	14.7	18.1
Due from General Partner and affiliates	46.0	622.0
Accrued receivables	128.1	58.8
Inventory	(10.6)	(68.1)
Current and long-term other assets	(21.2)	(5.5)
Due to General Partner and affiliates	8.7	(484.2)
Accounts payable and other	(21.2)	(51.5)
Environmental liabilities	-	0.2
Accrued purchases	(97.0)	1.4
Interest payable	-	0.5
Property and other taxes payable	(2.7)	(1.6)
Net cash provided by operating activities	139.2	176.3

Cash used in investing activities:
Additions to property, plant and equipment	(110.0)	(110.3)
Changes in restricted cash	29.1	49.0
Acquisitions	(44.0)	-
Investment in joint ventures	(2.5)	(28.1)
Distributions from investment in joint ventures in excess of cumulative earnings	6.7	17.7
Other	(0.7)	-
Net cash used in investing activities	(121.4)	(71.7)

Cash provided by financing activities:
Net borrowings under credit facility	50.0	140.0
Distributions to partners	(31.8)	(22.1)
Contributions from noncontrolling interest	37.3	69.8
Distributions to noncontrolling interest	(45.8)	(61.2)
Net cash provided by financing activities	9.7	126.5

Net increase in cash and cash equivalents	27.5	231.1
Cash and cash equivalents at beginning of year	-	4.9
Cash and cash equivalents at end of period	$27.5	$236.0

2

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	June 30,	December 31,
	2015	2014
ASSETS	(unaudited; in millions)
Current assets:
Cash and cash equivalents	$27.5	$-
Restricted cash	29.7	42.8
Receivables, trade and other, net of allowance for doubtful accounts of $1.5 million
and $1.8 million, respectively, at June 30, 2015 and December 31, 2014	0.6	15.6
Due from General Partner and affiliates	8.3	49.7
Accrued receivables	101.5	229.6
Inventory	86.8	81.5
Other current assets	154.9	178.1
	409.3	597.3
Property, plant and equipment, net	4,218.4	4,159.7
Goodwill	-	226.5
Intangible assets, net	280.9	247.7
Equity investment in joint ventures	376.2	380.6
Other assets, net	100.3	142.3
Total assets	$5,385.1	$5,754.1

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to General Partner and affiliates	$37.3	$41.1
Accounts payable and other	83.3	113.8
Accrued purchases	278.2	375.2
Property and other taxes payable	18.2	20.9
Interest payable	5.0	5.0
	422.0	556.0
Long-term debt	810.0	760.0
Other long-term liabilities	40.7	41.5
Total liabilities	1,272.7	1,357.5

Commitments and contingencies
Partners’ capital:
Class A common units (22,610,056 authorized and issued at June 30, 2015 and
December 31,2014)	541.9	634.2
Subordinated units (22,610,056 authorized and issued at June 30, 2015 and
December 31, 2014)	1,081.7	1,174.0
General Partner units (922,859 authorized and issued at June 30, 2015 and
December 31, 2014)	44.1	47.8
Accumulated other comprehensive income	6.0	11.6
Total Midcoast Energy Partners, L.P. partners’ capital	1,673.7	1,867.6
Noncontrolling interest	2,438.7	2,529.0
Total partners’ capital	4,112.4	4,396.6
	$5,385.1	$5,754.1

3

NET INCOME PER LIMITED PARTNER AND GENERAL PARTNER INTEREST

We allocate our net income among our General Partner and limited partners using the two-class method. Under the two-class method, we allocate our net income to our limited partners, our General Partner and the holders of our IDRs in accordance with the terms of our partnership agreement. We also allocate any earnings in excess of distributions to our limited partners, our General Partner and the holders of the IDRs in accordance with the terms of our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and our limited partners based on their respective proportionate ownership interests in us, after taking into account distributions to be paid with respect to the IDRs, as set forth in our partnership agreement.

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to Limited Partners	Percentage Distributed to General Partner
Minimum Quarterly Distribution	Up to $0.3125	98%	2%
First Target Distribution	> $0.3125 to $0.359375	98%	2%
Second Target Distribution	> $0.359375 to $0.390625	85%	15%
Third Target Distribution	> $0.390625 to $0.468750	75%	25%
Over Third Target Distribution	In excess of $0.468750	50%	50%

  We determined basic and diluted net income (loss) per limited partner unit as follows:

	For the three months		For the six months
	ended June 30,		ended June 30,
	2015	2014	2015	2014
	(in millions, except per unit amounts)
Net loss	$(256.5)	$(6.8)	$(286.6)	$(0.1)
Less: Net income (loss) attributable to noncontrolling interest	(120.0)	(2.2)	(130.1)	4.1
Net loss attributable to general and limited partner
interests in Midcoast Energy Partners, L.P.	(136.5)	(4.6)	(156.5)	(4.2)
Less distributions:
Total distributed earnings to our General Partner	(0.3)	(0.3)	(0.6)	(0.6)
Total distributed earnings to our limited partners	(16.0)	(14.7)	(31.7)	(28.8)
Total distributed earnings	(16.3)	(15.0)	(32.3)	(29.4)
Overdistributed earnings	$(152.8)	$(19.6)	$(188.8)	$(33.6)

Weighted average limited partner units outstanding	45.2	45.2	45.2	45.2

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$0.35	$0.33	$0.70	$0.64
Overdistributed earnings per limited partner unit (2)	(3.31)	(0.42)	(4.09)	(0.73)
Net loss per limited partner unit (basic and diluted)	$(2.96)	$(0.09)	$(3.39)	$(0.09)

(1)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(2)	Represents the limited partners' share (98%) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period and underdistributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

4

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that are managed separately, since each business segment requires different operating strategies. We conduct our business through two distinct reporting segments:

•	Gathering, Processing and Transportation; and
•	Logistics and Marketing.

The following tables present certain financial information relating to our business segments and corporate activities:

	For the three months ended June 30, 2015
	Gathering, Processing and Transportation	Logistics and Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$401.4	$689.2	$-	$1,090.6
Less: Intersegment revenue	295.3	15.2	-	310.5
Operating revenue	106.1	674.0	-	780.1
Cost of natural gas and natural gas liquids	19.9	650.7	-	670.6
Segment gross margin	86.2	23.3	-	109.5
Operating and maintenance	55.0	14.3	0.2	69.5
General and administrative	15.0	3.0	0.9	18.9
Goodwill impairment	206.1	20.4	-	226.5
Asset impairment	-	12.3	-	12.3
Depreciation and amortization	38.2	2.6	-	40.8
	314.3	52.6	1.1	368.0
Operating loss	(228.1)	(29.3)	(1.1)	(258.5)
Interest expense, net	-	-	7.2	7.2
Other income	5.9 (2)	-	0.2	6.1
Loss before income tax benefit	(222.2)	(29.3)	(8.1)	(259.6)
Income tax benefit	-	-	(3.1)	(3.1)
Net loss	$(222.2)	$(29.3)	$(5.0)	$(256.5)
Less: Net loss attributable to noncontrolling interest	-	-	(120.0)	(120.0)
Net income (loss) attributable to general and limited partner
ownership interests in Midcoast Energy Partners, L.P.	$(222.2)	$(29.3)	$115.0	$(136.5)

(1)	Corporate consists of interest expense, interest income, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income for our Gathering, Processing and Transportation segment includes our equity investment in the Texas Express NGL system.

5

	For the three months ended June 30, 2014
	Gathering, Processing and Transportation		Logistics and Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$694.0		$1,255.8	$-	$1,949.8
Less: Intersegment revenue	524.6		28.4	-	553.0
Operating revenue	169.4		1,227.4	-	1,396.8
Cost of natural gas and natural gas liquids	50.1		1,209.7	-	1,259.8
Segment gross margin	119.3		17.7	-	137.0
Operating and maintenance	67.2		16.8	0.2	84.2
General and administrative	17.1		2.5	2.0	21.6
Depreciation and amortization	34.9		1.9	-	36.8
	119.2		21.2	2.2	142.6
Operating income (loss)	0.1		(3.5)	(2.2)	(5.6)
Interest expense, net	-		-	2.8	2.8
Other income	2.3	(2)	-	0.1	2.4
Income (loss) before income tax expense	2.4		(3.5)	(4.9)	(6.0)
Income tax expense	-		-	0.8	0.8
Net income (loss)	2.4		(3.5)	(5.7)	(6.8)
Less: Net loss attributable to noncontrolling interest	-		-	(2.2)	(2.2)
Net income (loss) attributable to general and limited partner
ownership interests in Midcoast Energy Partners, L.P.	$2.4		$(3.5)	$(3.5)	$(4.6)

(1)	Corporate consists of interest expense, interest income, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income for our Gathering, Processing and Transportation segment includes our equity investment in the Texas Express NGL system.

6

	As of and for the six months ended June 30, 2015
	Gathering, Processing and Transportation	Logistics and Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$786.8	$1,454.5	$-	$2,241.3
Less: Intersegment revenue	562.6	25.1	-	587.7
Operating revenue	224.2	1,429.4	-	1,653.6
Cost of natural gas and natural gas liquids	41.8	1,407.9	-	1,449.7
Segment gross margin	182.4	21.5	-	203.9
Operating and maintenance	105.8	26.9	0.2	132.9
General and administrative	31.3	6.0	2.6	39.9
Goodwill impairment	206.1	20.4	-	226.5
Asset impairment	-	12.3	-	12.3
Depreciation and amortization	74.9	4.2	-	79.1
	418.1	69.8	2.8	490.7
Operating loss	(235.7)	(48.3)	(2.8)	(286.8)
Interest expense, net	-	-	13.9	13.9
Other income	11.6 (2)	-	0.2	11.8
Loss before income tax benefit	(224.1)	(48.3)	(16.5)	(288.9)
Income tax benefit	-	-	(2.3)	(2.3)
Net loss	(224.1)	(48.3)	(14.2)	(286.6)
Less: Net loss attributable to noncontrolling interest	-	-	(130.1)	(130.1)
Net income (loss) attributable to general and limited partner
ownership interests in Midcoast Energy Partners, L.P.	$(224.1)	$(48.3)	$115.9	$(156.5)
Total assets	$4,973.1 (3)	$309.4	$102.6	$5,385.1
Capital expenditures (excluding acquisitions)	$101.2	$3.0	$0.1	$104.3

(1)	Corporate consists of interest expense, interest income, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income for our Gathering, Processing and Transportation segment includes our equity investment in the Texas Express NGL system.
(3)	Totals assets for our Gathering, Processing and Transportation segment includes $376.2 million for our equity investment in the Texas Express NGL system.

7

	As of and for the six months ended June 30, 2014
	Gathering, Processing and Transportation	Logistics and Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$1,419.0	$2,728.8	$-	$4,147.8
Less: Intersegment revenue	1,046.3	57.8	-	1,104.1
Operating revenue	372.7	2,671.0	-	3,043.7
Cost of natural gas and natural gas liquids	134.9	2,613.6	-	2,748.5
Segment gross margin	237.8	57.4	-	295.2
Operating and maintenance	131.6	34.1	0.2	165.9
General and administrative	41.1	5.7	2.0	48.8
Depreciation and amortization	69.9	3.9	-	73.8
	242.6	43.7	2.2	288.5
Operating income (loss)	(4.8)	13.7	(2.2)	6.7
Interest expense, net	-	-	6.1	6.1
Other income	1.1 (2)	-	-	1.1
Income (loss) before income tax expense	(3.7)	13.7	(8.3)	1.7
Income tax expense	-	-	1.8	1.8
Net income (loss)	(3.7)	13.7	(10.1)	(0.1)
Less: Net income attributable to noncontrolling interest	-	-	4.1	4.1
Net income (loss) attributable to general and limited partner
ownership interests in Midcoast Energy Partners, L.P.	$(3.7)	$13.7	$(14.2)	$(4.2)
Total assets	$4,917.7 (3)	$394.0	$330.1	$5,641.8
Capital expenditures (excluding acquisitions)	$99.9	$5.1	$1.6	$106.6

(1)	Corporate consists of interest expense, interest income, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income for our Gathering, Processing and Transportation segment includes our equity investment in the Texas Express NGL system.
(3)	Totals assets for our Gathering, Processing and Transportation segment includes $381.6 million for our equity investment in the Texas Express NGL system.

8